                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report
  (date of earliest event reported):      October 16, 1996 (October 1, 1996)
                                    --------------------------------------------


                                 BORDEN, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           New Jersey                      I-71                 13-0511250
-------------------------------      ----------------      -------------------
(State or other jurisdiction of      (Commission file        (IRS Employer
    of incorporation)                    number)           Identification No.)


        180 East Broad Street,  Columbus, Ohio                  43215-3799
      --------------------------------------------          -----------------
        (Address of principal executive offices)                (zip code)


  Registrant's telephone number, including area code:        614-225-4000
                                                      -------------------------

ITEM 2.      Disposal of Assets.
             (Dollars in millions)

             On October 1, 1996, Borden, Inc. ("the Company") sold its domestic and international foods business to an affiliate of the Company's principal stockholders for $550.0. Proceeds consisted of a note from the affiliate for $198.9, a note from the Company's parent for $345.9, and cash of $5.3. The purchase price of the business is the fair value of the foods business, as determined consistently with an independent valuation by an investment banking firm.

             Management of the Company will continue to control significant financial and managerial decisions with respect to Borden Foods Corporation ("BFC"), the entity which purchased the Company's foods business. The Company's principal stockholders will continue to control, directly or indirectly, the Company, as well as BFC.
             BFC will guarantee obligations under the Company's credit facility and all of the Company's outstanding publicly held debt on a pari passu basis. As a result of the continuing control and the guarantees, the Company will include in its annual report on Form 10-K: (a) the combined financial results of BFC and the Company as if the transaction did not occur, (b) the Company's consolidated financial statements, without BFC, and (c) the financial statements of BFC. The Company's consolidated financial statements will report the assets and liabilities of BFC in accordance with SAB Topic 5E, which requires the classification of the assets and liabilities, at the time of the sale, as contractual arrangements.

             On October 11, 1996, the Company completed its sale of Borden Global Packaging ("BGP"), its packaging and plastic films business, to AEP Industries Inc. ("AEPI"). The purchase price consisted of $280 in cash, subject to adjustment, and 2,412,818 shares of newly issued AEPI common stock valued at $80.0. The $80.0 investment recorded by the Company represents its value at June 20, 1996, the date of the definitive agreement. Based on the appreciation of AEPI's share price since then the value was worth about $110.0 at the October 11, 1996 closing date. The Company now owns about 34% of AEPI based on a new total of approximately
             7.08 million shares outstanding.   The Company will use cash
             proceeds from the sale of the business to repay debt and for other general corporate purposes.

ITEM 7.      Financial Statements and Exhibits.

        b.   Pro forma consolidated financial statements (unaudited).

             The following unaudited pro forma condensed consolidated financial statements are filed with this report:

               Pro Forma Condensed Consolidated Balance Sheet at June 30, 1996 . . . . . . . . . . F-1
               Pro Forma Condensed Consolidated Statements of Income:
                 Year Ended December 31, 1995 . . . . . . . . . . . . . . . . . .  . . . . . . . . F-2
                 Six Months Ended June 30, 1996 . . . . . . . . . . . . . . . . .  . . . . . . . . F-3


             The following pro forma condensed consolidated balance sheet as of June 30, 1996 and the pro forma condensed consolidated statements of income for the six month period then ended and the year ended December 31, 1995 give effect to the sale of businesses described in Item 2. The adjustments related to the pro forma condensed consolidated balance sheet assume the transaction was consummated at June 30, 1996, while the adjustments to the pro forma condensed consolidated income statements assume the transaction was consummated at the beginning of the period presented.

             The unaudited pro forma condensed consolidated financial statements have been prepared based upon assumptions deemed proper by the Company. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

        c.   Exhibits

             No.
             ---

             2.1 Conveyance and Transfer Agreement, dated as of October 1, 1996 among Borden, Inc., BDH One, Inc., BDH Two, Inc., Borden Foods Investments Corporation, Borden Foods Holdings, LLC, Borden Foods Holdings Corporation, Borden Foods Corporation, BFC Investments L.P., and BDS Two, Inc.

             2.2 Purchase Agreement, dated as of June 20, 1996, between Borden,
                 Inc. and AEP Industries Inc., incorporated herein by reference to Exhibit 5 to Schedule 13D, dated July 1, 1996, File No. 005-37385.

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              BORDEN, INC.


Date:    October 16, 1996                     /s/ William H. Carter
                                              --------------------------------
                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer &
                                              Duly Authorized Signing Officer)

BORDEN, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
JUNE 30, 1996

                                                                                   PRO FORMA ADJUSTMENTS
                                                                     ------------------------------------------------
                                                       BORDEN,                     BGP                       BFC        PRO FORMA
(In millions except per share data)                     INC.         BGP(a)       OTHER         BFC(a)      OTHER      BORDEN, INC.
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
     Cash and equivalents                            $   146.0      $  19.8       $ 11.6 (b)   $   55.3    $ 24.1 (b)   $  106.6
     Accounts receivable                                 689.2        105.1          6.3 (d)       92.8                    497.6
     Affiliated receivables                                                                                  78.4 (g)       78.4
     Affiliated notes receivable                                                                             39.0 (g)       39.0
     Inventories:
       Finished and in-process goods                     376.8         58.8                       159.1                    158.9
       Raw materials and supplies                        169.4         30.9                        54.3                     84.2
     Deferred income taxes                               135.6                      (3.4)(d)                (37.5)(d)       94.7
     Other current assets                                116.5          2.4                        38.4                     75.7
                                                     ---------      -------       ------       --------    ------       --------
                                                       1,633.5        217.0         14.5          399.9     104.0        1,135.1
                                                     ---------      -------       ------       --------    ------       --------

INVESTMENTS AND OTHER ASSETS
     Investments in and advances to
         affiliated companies                             34.2          2.8         80.0(c)        13.1                     98.3
     Deferred income taxes                               237.5                       3.4(d)                 (39.3)(d)      201.6
     Other assets                                        111.5         14.9                        15.7                     80.9
     Long-term affiliated receivable                                                                        198.8 (h)      198.8
     Assets sold under contractual arrangement,
         net of allowance
                                                                                                            318.3 (i)      318.3
                                                     ---------      -------       ------       --------    ------       --------
                                                         383.2         17.7         83.4           28.8     477.8          897.9
                                                     ---------      -------       ------       --------    ------       --------

PROPERTY AND EQUIPMENT
     Land                                                 90.2          8.7                        17.8                     63.7
     Buildings                                           546.1         70.0                       145.1                    331.0
     Machinery and equipment                           2,009.7        302.7                       497.2                  1,209.8
                                                     ---------      -------       ------       --------    ------       --------
                                                       2,646.0        381.4                       660.1                  1,604.5
     Less accumulated depreciation                    (1,470.6)      (176.1)                     (345.0)                  (949.5)
                                                     ---------      -------       ------       --------    ------       --------
                                                       1,175.4        205.3                       315.1                    655.0
                                                     ---------      -------       ------       --------    ------       --------

INTANGIBLES
     Intangibles resulting from
         business acquisitions                           604.3         45.9                       370.1                    188.3
                                                     ---------      -------       ------       --------    ------       --------
TOTAL ASSETS                                         $ 3,796.4      $ 485.9       $ 97.9       $1,113.9    $581.8       $2,876.3
                                                     =========      =======       ======       ========    ======       ========
-----------------------------------------------------------------------------------------------------------------------------------

See notes to pro forma financial statements.                     F-1

BORDEN, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
JUNE 30, 1996


                                                                                   PRO FORMA ADJUSTMENTS
                                                                     ------------------------------------------------
                                                       BORDEN,                     BGP                       BFC        PRO FORMA
(In millions except per share data)                     INC.         BGP(a)       OTHER         BFC(a)      OTHER      BORDEN, INC.
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES & SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
     Debt payable within one year                    $   401.2      $   9.8                  $   12.6                     $  378.8
     Affiliated loans-current                                                                               $ 48.3 (d)        48.3
     Accounts and drafts payable                         496.5         68.1                     152.9                        275.5
     Restructuring reserve                                12.5          0.4                       0.3                         11.8
     Income taxes                                        204.5         (0.5)    $  0.2 (d)       (1.6)                       206.8
     Other current liabilities                           795.9         36.5      (18.7)(d)      111.5                        629.2
                                                     ---------      -------     ------       --------       ------        --------
                                                       1,910.6        114.3      (18.5)         275.7         48.3         1,550.4
                                                     ---------      -------     ------       --------       ------        --------
OTHER
     Liabilities sold under contractual
         arrangement                                                                                         318.3 (i)       318.3
     Long-term debt                                      920.8          0.5     (251.0)(e)       10.9         (5.3)(e)       653.1
     Deferred income taxes                                34.6         10.1                      (0.7)                        25.2
     Non-pension postemployment
         benefit obligations                             324.1          2.7        3.9 (d)       14.1                        311.2
     Other long-term liabilities                         109.8          5.2                      16.6                         88.0
     Minority interest                                    42.3                                    1.7                         40.6
                                                     ---------      -------     ------       --------       ------        --------
                                                       1,431.6         18.5     (247.1)          42.6        313.0         1,436.4
                                                     ---------      -------     ------       --------       ------        --------
     Commitments and Contingencies

SHAREHOLDERS' EQUITY
     Preferred Stock - Issued 24,574,751                 614.4                                                               614.4
     Common stock - $0.01 par value
     Authorized 300,000,000 shares
     Issued 198,974,994                                    2.0                                                                 2.0
     Receivable from parent                                                                                 (345.9)(h)      (345.9)
     Paid in capital                                     312.7                                                               312.7
     Accumulated translation adjustment                 (145.9)       (15.5)                   (100.4)                       (30.0)
     Minimum pension liability and other                (107.9)                                                             (107.9)
     Retained earnings (deficit)                        (221.1)       368.6 (j)  363.5 (j)      896.0 (j)    566.4 (j)      (555.8)
                                                     ---------      -------     ------       --------       ------        --------
                                                         454.2        353.1      363.5          795.6        220.5          (110.5)
                                                     ---------      -------     ------       --------       ------        --------
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY                                 $ 3,796.4      $ 485.9     $ 97.9       $1,113.9       $581.8        $2,876.3
                                                     =========      =======     ======       ========       ======        ========
-----------------------------------------------------------------------------------------------------------------------------------

See notes to pro forma financial statements.                     F-1

BORDEN, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
FOR THE YEAR ENDING DECEMBER 31, 1995

                                                                                   PRO FORMA ADJUSTMENTS
                                                                     ------------------------------------------------
                                                       Borden,                     BGP                       BFC        PRO FORMA
(In millions except per share data)                     INC.         BGP(a)       OTHER         BFC(a)      OTHER      BORDEN, INC.
-----------------------------------------------------------------------------------------------------------------------------------

Net sales                                             $5,944.0      $ 621.3                 $ 1,838.9                    $ 3,483.8
Cost of goods sold                                     4,136.3        506.8                   1,114.5                      2,515.0
                                                      --------      -------      -------    ---------      -----         ---------

Gross margin                                           1,807.7        114.5                     724.4                        968.8
                                                      --------      -------      -------    ---------      -----         ---------

Distribution expense                                     367.2         24.1                      97.0                        246.1
Marketing expenses                                     1,013.3         33.7                     568.9                        410.7
General & admin. expense                                 428.5         26.8                     120.8                        280.9
Loss (gain) on divestitures                              245.1                   $ (21.5)(d)      0.1                        223.5
Impairment loss                                            8.2                                                                 8.2
Restructuring (reversal) expense                         (10.8)                                                              (10.8)
                                                      --------      -------      -------    ---------      -----         ---------

Operating loss                                          (243.8)        29.9         21.5        (62.4)                      (189.8)
                                                      --------      -------      -------    ---------      -----         ---------

Interest expense                                         140.2          2.2        (19.6)(e)      4.4      $ (0.4)(e)        113.6
Affiliated interest income                                                                                  (23.9)(f)        (23.9)
Minority interest                                         16.2                                    1.1                         15.1
Other expense (income)                                    18.1         (4.5)       (12.9)(c)    (10.8)                        20.5
                                                      --------      -------      -------    ---------      -----         ---------

(Loss) income from continuing operations
  before income taxes                                   (418.3)        32.2         54.0        (57.1)       24.3           (315.1)
Income tax (benefit)                                      24.2          7.8         16.0 (d)      7.1         9.5 (d)         34.8
                                                      --------      -------      -------    ---------      -----         ---------

(Loss) income from continuing operations              $ (442.5)      $ 24.4      $  38.0    $   (64.2)     $ 14.8        $  (349.9)
                                                      ========       ======      =======    =========      ======        =========

-----------------------------------------------------------------------------------------------------------------------------------

SHARE DATA:

Loss from continuing operations                       $  (2.30)                                                          $   (1.82)

Average number of common shares
    outstanding during the period                        192.3                                                               192.3

-----------------------------------------------------------------------------------------------------------------------------------

See notes to pro forma financial statements.                   F-2

BORDEN, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
FOR THE SIX MONTHS ENDING JUNE 30, 1996

                                                                                   PRO FORMA ADJUSTMENTS
                                                                     ------------------------------------------------
                                                       BORDEN,                     BGP                       BFC        PRO FORMA
(In millions except per share data)                     INC.         BGP(a)       OTHER         BFC(a)      OTHER      BORDEN, INC.
-----------------------------------------------------------------------------------------------------------------------------------

Net sales                                            $ 2,887.5      $ 288.8                   $ 913.3                     $1,685.4
Cost of goods sold                                     1,983.3        236.3                     570.6                      1,176.4
                                                     ---------      -------     ------       --------      ------         --------
Gross margin                                             904.2         52.5                     342.7                        509.0
                                                     ---------      -------     ------       --------      ------         --------

Distribution expense                                     180.9         12.1                      53.1                        115.7
Marketing expense                                        497.4         16.9                     263.1                        217.4
General & admin. expense                                 156.0         14.0                      47.8                         94.2
(Gain) loss on divestiture                               (66.2)                                                              (66.2)
                                                     ---------      -------     ------       --------      ------         --------

Operating income                                         136.1          9.5                     (21.3)                       147.9
                                                     ---------      -------     ------       --------      ------         --------

Interest expense                                          57.2          1.4     $ (8.3)(e)        1.8      $ (0.2)(e)         45.5
Affiliated interest income                                                                                  (11.9)(f)        (11.9)
Minority interest                                          3.2                                    0.3                          2.9
Other (income) expense                                   (14.1)        (3.7)      (5.1)(c)       (3.0)                       (12.5)
                                                     ---------      -------     ------       --------      ------         --------

Income (loss) from continuing operations
         before income taxes                              89.8         11.8       13.4          (20.4)       12.1            123.9
Income tax expense (benefit)                              50.9          2.5        3.3 (d)        2.7         4.7 (d)         53.7
                                                     ---------      -------     ------       --------      ------          --------

Net income (loss) from continuing operations         $    38.9      $   9.3     $ 10.1        $ (23.1)     $  7.4          $   70.2
                                                     =========      =======     ======        =======      ======          ========

-----------------------------------------------------------------------------------------------------------------------------------

SHARE DATA

Net income (loss) from continuing operations         $     .20                                                            $    .35

Average number of common shares outstanding
         during the period                               199.0                                                               199.0

-----------------------------------------------------------------------------------------------------------------------------------

See notes to pro forma financial statements.                F-3

NOTES TO PRO FORMA FINANCIAL STATEMENTS

(a)  Reflects a reduction for the impact of divested businesses.

(b)  Reflects the retention of cash by the Company.

(c) Reflects the investment and equity earnings in AEPI as a result of the transaction.

(d) Reflects transaction costs, liabilities retained by the Company, and the tax effects related to the transaction.

(e) Reflects the use of the cash proceeds to reduce the long-term debt balance, at an average interest rate of 6.6% and 7.8% in 1996 and 1995, respectively.

(f)  Reflects interest income accrued on the BFC note at a 12% interest rate.

(g)  Reflects the retention of affiliated balances due to or from BFC.

(h)  Reflects affiliated notes receivable as a result of the transaction.

(i) To reverse the impact of the divestiture for accounting purposes in conjunction with SAB Topic 5E.

(j) Represents the impact on retained earnings had the transactions occurred on June 30, 1996. The actual reduction in equity on the BFC divestiture has yet to be determined as the Company is in the process of finalizing its quarter end results. The estimated reduction is comprised of a September 30, 1996 net book value exceeding proceeds by approximately $150 and a tax effect of approximately of $75 resulting from an estimated tax basis net book value less than the proceeds. Additionally, a reversal of accumulated transaction adjustment of approximately $100 will be recognized as a reduction in retained earnings.